                          MAP - GOVERNMENT FUND, INC.

To Our Shareholders:

MAP-Government Fund continues to provide competitive returns to its shareholders. As of December 31, 1997 the Fund's 7-day and 30-day yields were 4.96% and 4.98%, respectively. The total return for the year ended December 31, 1997 was 4.97%. In the letter that follows, David James, the Fund's lead portfolio manager, discusses some of the economic issues that affected the Fund's performance throughout 1997 and that shape the outlook for the coming year.

This Fund continues to offer its shareholders a variety of convenient programs, such as automatic investing, check writing, and an exchange feature with MAP-Equity Fund. In addition, you have easy telephone access to your account for inquiries, withdrawals, and transfers. Please feel free to contact First Priority Investment Corporation, the Fund's distributor, at 800-559-5535, to request more information about these features.

The Board of Directors invites you to mail your comments and suggestions to them, and thanks you for your continued support and confidence in the Fund.

                                          Sincerely,

                                                       [SIGNATURE]

                                          KATHLEEN M. KOERBER
                                          PRESIDENT

January 31, 1998

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders:

During the course of 1997, the Federal Reserve Board altered short term interest rates just once. In March, the Board tightened monetary policy, the result of which was to increase the target Federal Funds rate 25 basis points (i.e., 0.25%) to its current level of 5.50%. The Federal Discount rate was left unchanged at 5.00%. The 90-day Treasury Bill currently (as of January, 1998) is yielding approximately 5.17%.

Gross Domestic Product ("GDP") for the fourth quarter was 4.3%, indicative of strong economic growth in the quarter. Unemployment, which reached a 27-year low of 4.6% in November, rose slightly in December, to 4.7%. We believe these were compelling reasons for the Federal Reserve to increase interest rates. Many investors expected an increase in short term interest rates at the December Federal Open Market Committee meeting. However, the economic problems that developed in Asia left the financial markets in a vulnerable state, prompting the Federal Reserve to refrain from monetary policy change.

Recent economic data, however, have shown some signs of a slowing economy. The Consumer Price Index ("CPI") and The Producer Price Index ("PPI") for December were benign. CPI rose a slight 0.1% and PPI was down 0.2%. This indicates that there is no significant upward pressure on prices and that inflation is almost non-existent. Durable goods orders slipped 0.2% (excluding the volatile transportation sector). The National Association of Purchasing Managers ("NAPM") monthly index decreased from 54.5 in November to 53.1 in December. The NAPM index measures manufacturing growth. However, retail sales in December increased by 0.7%.

Given the current economic outlook coupled with the financial problems in Asia, inflation appears likely to remain low over the short run. Therefore, we feel the appropriate investment strategy for the MAP-Government portfolio is to maintain an average weighted maturity of 45-65 days.

                                          Sincerely,

                                                     [SIGNATURE]

                                          DAVID A. JAMES
                                          FOR FIRST PRIORITY INVESTMENT
                                          CORPORATION

January 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP - Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP - Government Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 9, 1998

STATEMENT OF ASSETS AND LIABILITIES
MAP - GOVERNMENT FUND, INC.
DECEMBER 31, 1997

ASSETS

Investments (cost $78,149,288)....................  $78,149,288
Interest receivable...............................       56,222
Cash..............................................      310,478
Receivable for Fund shares sold...................    2,633,949
Prepaid expense and other.........................       10,657
                                                    ------------
        Total Assets..............................   81,160,594
                                                    ------------
LIABILITIES

Payable for Fund shares redeemed..................      192,506
Investment advisory fee payable...................       94,549
Accounts payable and accrued expenses.............       21,686
                                                    ------------
        Total Liabilities.........................      308,741
                                                    ------------
        Net Assets................................  $80,851,853
                                                    ------------
                                                    ------------
NET ASSETS

Capital stock (80,851,853 shares of $.01 par value
  capital stock outstanding, 2,000,000,000 shares
  authorized).....................................  $   808,518
Paid-in capital...................................   80,043,335
                                                    ------------
        Net Assets................................  $80,851,853
                                                    ------------
                                                    ------------
Net asset value, offering price and redemption
  price per share
  ($80,851,853  DIVIDED BY 80,851,853 shares of
  capital stock outstanding)......................        $1.00
                                                    ------------
                                                    ------------

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP - GOVERNMENT FUND, INC.
YEAR ENDED DECEMBER 31, 1997

Investment Income
  Interest........................................  $5,199,129
                                                    ----------

Expenses
  Investment advisory fee.........................     378,340
  Custodian.......................................      58,452
  Transfer agent..................................      53,005
  Filing Fees.....................................      27,855
  Audit...........................................      25,100
  Insurance expense...............................      17,638
  Directors' fees.................................       8,300
  Legal...........................................       8,207
  Miscellaneous...................................       6,450
  Printing........................................       6,237
                                                    ----------
                                                       589,584
                                                    ----------
    Net Investment Income.........................  $4,609,545
                                                    ----------
                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
MAP - GOVERNMENT FUND, INC.

                                                                              YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31,       DECEMBER 31,
                                                                                 1997               1996
                                                                             -------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income....................................................  $  4,609,545       $   4,624,856
                                                                             -------------     ---------------
    Net Increase in Net Assets Resulting from Operations...................     4,609,545           4,624,856
                                                                             -------------     ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.....................................    (4,609,545)         (4,624,856)
                                                                             -------------     ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets from capital share transactions....   (28,902,885)         28,729,858
                                                                             -------------     ---------------
    Net Increase (Decrease) in Net Assets..................................   (28,902,885)         28,729,858

NET ASSETS
  Beginning of year........................................................   109,754,738          81,024,880
                                                                             -------------     ---------------
  End of year..............................................................  $ 80,851,853       $ 109,754,738
                                                                             -------------     ---------------
                                                                             -------------     ---------------

See notes to financial statements.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                          MAP - GOVERNMENT FUND, INC.
                               DECEMBER 31, 1997

PRINCIPAL                                                                                   VALUE
----------                                                                               -----------
            FEDERAL FARM CREDIT BANK (10.5%)
$1,765,000  5.47%, due January 22, 1998................................................  $ 1,759,368
   172,000  5.47%, due January 30, 1998................................................      171,242
 1,873,000  5.53%, due February 18, 1998...............................................    1,859,190
   490,000  5.56%, due March 2, 1998...................................................      485,459
 1,825,000  5.46%, due March 13, 1998..................................................    1,805,348
   520,000  5.50%, due May 19, 1998....................................................      509,037
 2,000,000  5.43%, due November 16, 1998...............................................    1,903,768
                                                                                         -----------
                                                                                           8,493,412
                                                                                         -----------
            FEDERAL HOME LOAN BANK BOARD (31.0%)
 1,505,000  5.38%, due January 7, 1998.................................................    1,503,651
 2,000,000  5.42%, due January 9, 1998.................................................    1,997,591
 1,000,000  5.75%, due January 9, 1998.................................................    1,000,000
 1,475,000  5.48%, due January 13, 1998................................................    1,472,306
 1,470,000  5.42%, due January 14, 1998................................................    1,467,123
 3,005,000  5.48%, due January 23, 1998................................................    2,994,937
 1,190,000  5.45%, due February 4, 1998................................................    1,183,875
 2,120,000  5.47%, due February 4, 1998................................................    2,109,048
 1,000,000  5.41%, due February 6, 1998................................................      994,590
 1,875,000  5.49%, due February 6, 1998................................................    1,864,706
 1,015,000  5.52%, due February 18, 1998...............................................    1,007,536
   700,000  5.46%, due February 20, 1998...............................................      694,692
 1,205,000  5.58%, due March 4, 1998...................................................    1,193,420
 1,135,000  5.39%, due March 6, 1998...................................................    1,124,124
 2,000,000  5.55%, due March 18, 1998..................................................    1,976,567
 1,900,000  5.39%, due March 20, 1998..................................................    1,877,811
   630,000  5.41%, due March 20, 1998..................................................      622,615
                                                                                         -----------
                                                                                          25,084,592
                                                                                         -----------
            FEDERAL HOME LOAN MORTGAGE CORP. (24.6%)
 2,225,000  5.37%, due January 2, 1998.................................................    2,224,668
 2,265,000  5.39%, due January 6, 1998.................................................    2,263,304
   250,000  5.79%, due January 12, 1998................................................      249,558
   180,000  5.46%, due January 21, 1998................................................      179,454
 1,150,000  5.46%, due January 23, 1998................................................    1,146,163
   440,000  5.49%, due January 23, 1998................................................      438,524
 1,000,000  5.49%, due January 30, 1998................................................      995,582
 1,275,000  5.48%, due February 11, 1998...............................................    1,267,043
   950,000  5.49%, due February 11, 1998...............................................      944,060
 1,700,000  5.49%, due February 13, 1998...............................................    1,688,852
   930,000  5.53%, due February 23, 1998...............................................      922,429
 3,340,000  5.44%, due March 6, 1998...................................................    3,307,698
 1,360,000  5.61%, due March 6, 1998...................................................    1,346,436
 1,010,000  5.61%, due March 10, 1998..................................................      999,297
   530,000  5.62%, due March 10, 1998..................................................      524,374
 1,415,000  5.52%, due March 11, 1998..................................................    1,400,029
                                                                                         -----------
                                                                                          19,897,471
                                                                                         -----------

                          MAP - GOVERNMENT FUND, INC.
                               DECEMBER 31, 1997

PRINCIPAL                                                                                   VALUE
----------                                                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (29.3%)
$1,848,000  5.41%, due January 5, 1998.................................................  $ 1,846,889
   360,000  5.79%, due January 8, 1998.................................................      359,595
   370,000  5.50%, due January 12, 1998................................................      369,378
 1,870,000  5.41%, due January 14, 1998................................................    1,866,347
   775,000  5.45%, due January 20, 1998................................................      772,771
   305,000  5.44%, due January 21, 1998................................................      304,078
 1,250,000  5.53%, due January 21, 1998................................................    1,246,160
 1,940,000  5.48%, due January 22, 1998................................................    1,933,798
 1,565,000  5.48%, due February 5, 1998................................................    1,556,662
 1,500,000  5.48%, due February 6, 1998................................................    1,491,780
   700,000  5.55%, due February 10, 1998...............................................      695,683
 1,750,000  5.62%, due February 10, 1998...............................................    1,739,072
 1,760,000  5.53%, due February 25, 1998...............................................    1,745,130
 1,435,000  5.59%, due March 3, 1998...................................................    1,421,420
 1,000,000  5.61%, due March 10, 1998..................................................      989,403
 1,460,000  5.60%, due March 17, 1998..................................................    1,442,967
   375,000  5.63%, due March 20, 1998..................................................      370,426
   350,000  5.48%, due March 23, 1998..................................................      345,685
 1,330,000  5.54%, due March 25, 1998..................................................    1,313,012
 1,375,000  5.58%, due March 27, 1998..................................................    1,356,884
   520,000  5.63%, due April 24, 1998..................................................      510,819
                                                                                         -----------
                                                                                          23,677,959
                                                                                         -----------
            STUDENT LOAN MARKETING ASSOCIATION (1.3%)
 1,000,000  5.74%, due January 27, 1998................................................      995,854
                                                                                         -----------
            TOTAL INVESTMENTS (96.7%) (cost $78,149,288)(1)............................  $78,149,288
                                                                                         -----------
                                                                                         -----------

---------
(1) Also represents cost for federal income tax purposes.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP - GOVERNMENT FUND, INC.

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

MAP - Government Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments are valued at amortized cost which approximates market value. Under this method, securities are initially valued at cost on their acquisition date and their subsequent value is calculated based on such initial value and assuming a constant accretion of purchase discount or amortization of any purchase premium to maturity. Security transactions are recorded on the date of purchase or sale. Interest is accrued daily. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its net investment income and net realized capital gains, if any, to its shareholders.

DIVIDENDS: The Fund declares dividends daily from net investment income and net realized capital gains, if any, and distributes such dividends monthly.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory, service and distribution agreements with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory agreement, the Fund pays FPIC a periodic fee at the annual rate of .40% of the first $300,000,000 of the Fund's net assets, .35% of the next $400,000,000 of such value and .30% of such value in excess of $700,000,000. The fee is computed and accrued daily and paid quarterly. Under the terms of the service agreement, FPIC reimburses MBL Life for services provided in connection with FPIC's obligations under the investment advisory agreement.

The compensation of each disinterested director in 1997 was paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $8,300. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with FPIC is paid by the affiliated entities.

Certain MBL Life subsidiaries, affiliates and entities involved in the rehabilitation of MBL Life also invest in the Fund. As of December 31, 1997 such direct investments amounted to 77,115,261 shares and represented 95% of the Fund. It is anticipated that a significant portion or all of these shares will be redeemed within the next twelve months. The impact of these redemptions on the continuing operations of the Fund and its expense ratio (expenses as a percentage of average net assets) cannot be determined at this time. However, effective December 24, 1997 FPIC notified the Fund that it agreed to bear total annual operating expenses of the Fund (including the investment advisory fee but excluding taxes, interest, brokerage commissions, and extraordinary expenses) that exceed .75% of the Fund's average daily net asset value. FPIC has agreed to limit the Fund's expenses in this manner through December 31, 1998. However, should events occur which result in a change in control of FPIC, there is no assurance that the expense limitation described above would remain in place.

NOTE C -- CAPITAL STOCK

A summary of capital share transactions, at $1.00 per share, follows:

                                                  Year Ended          Year Ended
                                               December 31, 1997   December 31, 1996
                                               -----------------   -----------------
Shares sold..................................      86,183,937         174,649,911
Shares issued in reinvestment of income
  dividends and capital gain distributions...       4,589,664           4,942,746
                                               -----------------   -----------------
                                                   90,773,601         179,592,657
Shares repurchased...........................    (119,676,486)       (150,862,799)
                                               -----------------   -----------------
Net increase (decrease)......................     (28,902,885)         28,729,858
                                               -----------------   -----------------
                                               -----------------   -----------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                          MAP - GOVERNMENT FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                     YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------
                                       1997        1996        1995        1994        1993
                                     --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Year.............................  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income..............     0.049       0.048       0.052       0.035       0.025
Dividends from net investment
  income...........................    (0.049)     (0.048)     (0.052)     (0.035)     (0.025)
                                     --------    --------    --------    --------    --------
Net Asset Value, End of Year.......  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Total Return.......................  4.97%       4.87%       5.17%       3.53%       2.49%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratios/Supplemental Data:
Net Assets, End of Year
  (thousands)......................  $80,852     $109,755    $81,025     $89,518     $55,008
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratio of Expenses to Average Net
  Assets(1)........................  0.62%       0.62%       0.69%       0.73%       0.74%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
Ratio of Net Investment Income to
  Average Net Assets(1)............  4.86%       4.76%       5.17%       3.53%       2.49%
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------

See notes to financial statements.

(1) Without reimbursement by adviser, the ratio of expenses to average net assets would have been 0.75% and 0.87%, and the ratio of net investment income to average net assets would have been 3.51% and 2.36% for the years ended December 31, 1994 and 1993, respectively. (See Note B of the notes to financial statements.)

                          MAP - GOVERNMENT FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                                      and
                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

                                     [LOGO]

                                     MAP -
                                   Government
                                   Fund, Inc.
                                 ANNUAL REPORT
                               DECEMBER 31, 1997
FS-631 (2-98)
                 ---------------------------------------------